Exhibit 1.1

6,000,000 Shares of Common Stock

Essex Corporation

UNDERWRITING AGREEMENT

                    , 2004

A.G. EDWARDS & SONS, INC.

C.E. UNTERBERG, TOWBIN

  as Representatives of the several Underwriters

c/o A.G. Edwards & Sons, Inc.

One North Jefferson Avenue

St. Louis, Missouri 63103

Ladies and Gentlemen:

Essex Corporation, a corporation organized and existing under the laws of the Commonwealth of Virginia (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (collectively, the “Underwriters”) an aggregate of 5,000,000 shares of its common stock, no par value per share (the “Common Stock”) and the Initial Selling Stockholders of the Company named in Schedule II hereto (the “Initial Selling Stockholders”) propose severally to sell an aggregate of 1,000,000 outstanding shares of Common Stock (such 6,000,000 shares of Common Stock being hereinafter referred to as the “Firm Shares”). In addition, for the sole purpose of covering over-allotments and subject to the terms and conditions stated herein, the Company proposes to grant to the Underwriters the option to purchase up to an additional 567,634 shares (the “Company Additional Shares”) of Common Stock and the Option Selling Stockholders of the Company named in Schedule II hereto (the “Option Selling Stockholders,” and together with the Initial Selling Stockholders, the “Selling Stockholders”), propose to grant to the Underwriters the option to purchase up to 332,366 shares (the “Selling Stockholder Additional Shares,” and, together with the Company Additional Shares, the “Additional Shares”). The Firm Shares and any Additional Shares purchased by the Underwriters are collectively referred to herein as the “Shares.” The Shares are more fully described in the Registration Statement referred to below.

1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriters that:

(a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the “Act”) and has filed with the Securities and Exchange Commission (the “Commission”) a registration statement, and amendments thereto, on Form S-3 (Registration No. 333-120137) for the registration of the Shares under the Act. Such registration statement, including the prospectus, financial statements and schedules, exhibits and all other documents filed as a part thereof, as amended at the time of effectiveness of the registration statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A or Rule 434 of the Rules and Regulations of the Commission under the Act (the “Regulations”), is herein called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the Regulations is herein called the “462(b) Registration Statement,” and after such filing, the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) or Rule 434 filing is required, is herein called the “Prospectus.” The term “preliminary prospectus” as used herein means a preliminary prospectus as described in Rule 430 of the Regulations. The Registration Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Act. The Company has complied, to the Commission’s satisfaction, with all requests of the Commission for additional information. Neither the Commission nor the Blue Sky or securities authority of any jurisdiction has issued a stop order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any preliminary prospectus, the Prospectus, the Registration Statement or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement or suspending the registration or qualification of the Shares, nor has any of such authorities instituted or threatened to institute or, to the Company’s knowledge, contemplated, any proceedings with respect to a stop order. Any reference in this Agreement to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the effective date of the Registration Statement or the date of such preliminary prospectus or the Prospectus, as the case may be, and any reference to “amend,” “amendment,” “amended,” “supplement” or “supplemented” with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall mean amendments or supplements to the Registration Statement, preliminary prospectus or Prospectus, as the case may be, as well as documents filed after the date of this Agreement and prior to the completion of the distribution of the Shares and incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus as described above.

(b) At the respective time of the effectiveness of the Registration Statement or any 462(b) Registration Statement, or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 of the Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission, and at the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto (including any prospectus wrapper) complied or will comply in all material respects with the applicable provisions of the Act and the Regulations (and, if filed by electronic transmission pursuant to EDGAR, was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Shares), and do not or will not contain an untrue statement of a material fact, and do not or will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Act and the Regulations (and, if filed by electronic transmission pursuant to EDGAR, was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Shares), and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading. There are no contracts or other documents required to be described in the Registration Statement and the Prospectus, or to be filed as exhibits to the Registration Statement, which have not been described or filed as required. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related preliminary prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through you as herein stated expressly for use in connection with the preparation thereof. If Rule 434 is used, the Company will comply with the requirements of Rule 434.

(c) The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, at the time they were or hereafter are filed or, if amended, as so amended, complied and will comply, as the case may be, in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission thereunder and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective and at the Closing Date and any Additional Closing Date, if any, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

(d) Stegman & Company, Deloitte & Touche LLP and Gallogly, Fernandez & Riley, LLP, each of whom have certified certain financial statements (which term as used herein includes the related notes thereto) and supporting schedules included or incorporated by reference in the Registration Statement, are each independent public accountants as required by the Act and the Regulations.

(e) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there has been no change in the capital stock of the Company or the long term indebtedness of the Company, and there has been no material adverse change or any development involving a prospective material adverse change in the business, prospects, properties, operations, condition (financial or other), stockholders’ equity or results of operations of the Company and its subsidiary, taken as a whole, including, but not limited to, relationships with customers and suppliers of the Company, whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, neither the Company nor its subsidiary has incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiary, taken as a whole, except for liabilities or obligations which are reflected in the Registration Statement and the Prospectus.

(f) This Agreement and the transactions contemplated herein have been duly and validly authorized by the Company, and this Agreement has been duly and validly executed and delivered by the Company.

(g) The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby do not, and will not, (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or Repayment Event (as hereinafter defined) under, require approval or consent under, or result in the creation or imposition of any lien, charge or other encumbrance upon any property or asset of the Company or its subsidiary pursuant to, any agreement, instrument, franchise, license or permit to which the Company or its subsidiary is a party, or by which the Company or its subsidiary or their respective properties or assets may be bound, or under which the Company or its subsidiary are entitled to any right or benefit, or (ii) violate or conflict with (A) any provision of the articles of incorporation, by-laws, partnership agreement, limited liability company agreement or trust agreement, as the case may be, or other organizational documents of the Company or its subsidiary, or (B) any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or its subsidiary or any of their respective properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or its subsidiary or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement, or the consummation of the transactions contemplated hereby, by the Registration Statement and by the Prospectus, including the issuance, sale and delivery of the Shares to be issued, sold and delivered by the Company and the Selling Stockholders hereunder, except the registration under the Act of the Shares, and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as have been obtained or may be required under state securities or Blue Sky laws, or with the National Association of Securities Dealers, Inc. (the “NASD”), in connection with the purchase and distribution of the Shares by the Underwriters. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company.

(h) All of the outstanding shares of the capital stock of the Company (including the Shares) have been duly and validly authorized and issued, are fully paid and nonassessable, and have been issued in compliance with federal and state securities laws, and none of such shares was issued in violation of, or is now subject to, any preemptive rights, rights of first refusal or similar rights. The Shares to be purchased from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued, delivered and sold in accordance with this Agreement, will be duly and validly issued and outstanding, fully paid and nonassessable, and will not have been issued in violation of, or be subject to, any preemptive rights, rights of first refusal or similar rights. No holder of Shares will be subject to personal liability by reasons of being such a holder. The Company had, on the date hereof, an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus. The authorized capital stock of the Company, including the Shares, conforms to the description thereof in the Registration Statement and the Prospectus. Except as disclosed in the Registration Statement and the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, obligations, plans or arrangements to issue, any shares of capital stock of the Company, or any security convertible into or exchangeable for capital stock of the Company. The outstanding stock options relating to the Common Stock have been duly authorized and validly issued and conform to the descriptions thereof in the Registration Statement and the Prospectus.

(i) Each of the Company and its subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiary is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties, whether owned, leased or operated, or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not, in the aggregate, have a material adverse effect on the Company and its subsidiary, taken as a whole. Each of the Company and its subsidiary has all requisite power and authority, and all necessary consents, approvals, certificates, authorizations, orders, registrations, qualifications, licenses and permits (collectively, “Governmental Licenses”) of and from all appropriate public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, each such Governmental License is valid and in full force and effect, and no such Governmental License contains a material restriction not adequately disclosed in the Registration Statement and the Prospectus, and the Company has not received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such Governmental Licenses.

(j) All of the outstanding capital stock of the Company’s subsidiary are owned by the Company, free and clear of any security interest, mortgage, pledge, claim, lien, limitation on voting rights or other encumbrance; and all such securities have been duly and validly authorized and issued, are fully paid and nonassessable, and none of such securities was issued in violation of any preemptive rights, rights of first refusal or similar rights. The Company does not own any capital stock or any other interests in any other corporation or entity other than the Company’s subsidiary, Performance Group, Inc.

(k) Neither the Company nor its subsidiary is (i) in violation of its articles of incorporation, by-laws, or other organizational documents, or in breach of any of the terms or provisions of, or in default (or would be in default with notice or lapse of time or both) in the performance or observance of, any material obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, deed of trust, loan or credit agreement, lease, joint venture or other agreement or instrument to which the Company or such subsidiary is a party or by which any of its properties may be bound, which breach, violation, default or defaults would have, individually or in the aggregate, a material adverse effect on the Company and its subsidiary, taken as a whole, or (ii) in violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court or governmental agency or body, the violation of which would have, individually or in the aggregate, a material adverse effect on the Company and its subsidiary, taken as a whole.

(l) Each contract described in the Registration Statement and the Prospectus, or filed or incorporated by reference as an exhibit to the Registration Statement, to which the Company or its subsidiary is a party, is in full force and effect, and is the legal, valid and binding obligation of the Company or such subsidiary, as the case may be, enforceable in accordance with its terms, except as rights to indemnification and contribution thereunder may be limited by applicable law, and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors, or by general equitable principles.

(m) There is no litigation or any governmental action, suit or proceeding which is pending or, to the knowledge of the Company, contemplated, to which the Company or its subsidiary is or will be a party, or to which any property of the Company or its subsidiary, whether owned, leased or operated, is or may be subject, or which has as the subject matter thereof any officer or director of the Company or its subsidiary, which might result in any change in the capital stock of the Company or the long term indebtedness of the Company, or any material adverse change or any development involving a material adverse change in the business, prospects, properties, operations, condition (financial or other), stockholders’ equity or results of operations of the Company and its subsidiary, taken as a whole, or which is required to be disclosed in the Registration Statement and the Prospectus.

(n) Neither the Company nor any of its directors, officers, subsidiaries or other affiliates (as defined in the Regulations) has taken or will take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(o) The financial statements included or incorporated by reference in the Registration Statement and the Prospectus, including the notes thereto and supporting schedules, present fairly the consolidated financial position of the Company as of the dates indicated and the results of operations for the periods specified. Except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis; and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement and the Prospectus present fairly the information shown therein, and have been compiled on a basis consistent with that of the financial statements included or incorporated by reference in the Registration Statement and the Prospectus. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement and the Prospectus.

(p) The pro forma financial statements of the Company and its subsidiary and the related notes thereto included or incorporated by reference in the Registration Statement and the Prospectus (and any supplement or amendment thereto) have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiary, give effect to the assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly the historical and proposed transactions described therein and contemplated by the Registration Statement and the Prospectus. Such pro forma financial statements have been prepared in accordance with the applicable requirements of Rule 11-02 of Regulation S-X promulgated by the Commission. The other pro forma financial and statistical information and data set forth or incorporated by reference in the Registration Statement and the Prospectus (and any supplement or amendment thereto) are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements.

(q) Each of the Company and its subsidiary has filed all federal, state, local and foreign tax returns that have been required to be filed, and has paid all taxes shown thereon and all assessments, fines or penalties received by it to the extent that such taxes, assessments, fines or penalties have become due and are not being contested in good faith. There is no tax deficiency that has been, or might reasonably be expected to be, asserted or threatened against the Company or its subsidiary. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in subsection (o) above in respect of all federal, state, local and foreign income taxes for all periods as to which the tax liability of the Company or its subsidiary has not been finally determined.

(r) Each of the Company and its subsidiary has good and marketable title to all property and assets owned by it, in each case free and clear of all security interests, mortgages, pledges, claims, liens, encumbrances and other defects, except such as are described or referred to in the Registration Statement and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such subsidiary. Any real property, buildings, improvements, equipment and personal property held under lease by the Company or its subsidiary are held under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such subsidiary.

(s) Each of the Company and its subsidiary owns or possesses valid and enforceable licenses or other rights to use, sell, offer for sale, make, reproduce, distribute, modify, and otherwise deal with, all inventions, patents, patent applications, trademarks, service marks, trade names, copyrights, technology, software, databases, Internet domain names, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), proprietary techniques (including processes and substances) and other intellectual property rights necessary to conduct the business now conducted or presently contemplated to be conducted by the Company or such subsidiary as described in the Registration Statement and the Prospectus (collectively, “Intellectual Property”), free and clear of all security interests, mortgages, pledges, liens, claims and other encumbrances. Each of the Company and its subsidiary has taken all reasonable steps to protect, maintain and safeguard the Intellectual Property for which improper or unauthorized disclosure would impair its value or validity, and has executed appropriate invention assignment, nondisclosure and confidentiality agreements and made appropriate filings and registrations in connection with the foregoing. Other than as described in the Registration Statement and the Prospectus: (i) there are no third parties who have any rights in the Intellectual Property that could preclude the Company or its subsidiary from conducting its business as currently conducted or as presently contemplated to be conducted as described in the Registration Statement and the Prospectus; (ii) there are no pending, threatened, or, to the Company’s knowledge, contemplated, actions, suits, proceedings, investigations or claims by others challenging the rights of the Company or its subsidiary, or, if the Intellectual Property is licensed, the licensor thereof with respect to any Intellectual Property owned or licensed to the Company or its subsidiary; (iii) neither the Company nor its subsidiary, nor, if the Intellectual Property is licensed, the licensor thereof, has infringed, or has received any notice of infringement of, or conflict with, any rights of others with respect to the Intellectual Property; and (iv) there is no dispute between the Company or its subsidiary and any licensor with respect to any Intellectual Property. True and correct copies of all material licenses and other material agreements between the Company or its subsidiary and any third party relating to the Intellectual Property, and all amendments thereof and supplements thereto, have been provided to the Underwriters and are accurately described in the Registration Statement and the Prospectus. Further, nothing has come to the attention of the Company that leads the Company to believe, with respect to any pending applications for registration of Intellectual Property, that such applications will not eventuate in registered Intellectual Property, or that any registrations issued, or to be issued in respect of any such Intellectual Property applications, will not be valid or will not afford the Company or its subsidiary reasonable protection with respect to the subject matter thereof.

(t) No relationship, direct or indirect, exists between or among the Company or its subsidiary or affiliates, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or its subsidiary, on the other hand, and no other business relationships or related party transactions involving the Company or any subsidiary or any other person exists, that is required by the Act to be described in the Registration Statement and the Prospectus that is not so described.

(u) The Common Stock (including the Shares) is registered pursuant to Section 12(b) of the Exchange Act, and is approved for listing on the Nasdaq National Market, subject only, in the case of the Shares, to official notice of issuance. The Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act or delist the Common Stock from the Nasdaq National Market, or that is likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission is contemplating terminating such registration or that the Nasdaq National Market is contemplating such delisting.

(v) Except as have been waived in writing, no holder of any securities of the Company has any rights to the registration of securities of the Company, or other similar rights to have any securities of the Company included in the offering contemplated by this Agreement, because of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby and the Additional Shares included in the Registration Statement.

(w) Neither the Company nor its subsidiary is, nor upon consummation of the transactions contemplated hereby will be, subject to registration as an “investment company,” or an entity “controlled” by an “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

(x) No labor problem or dispute with the employees of the Company or its subsidiary exists, is threatened or, to the Company’s knowledge, is imminent (including, without limitation, any unfair labor practice complaint against the Company or its subsidiary before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board), and the Company is not aware of any existing or imminent labor disturbance by the employees of the Company’s or its subsidiary’s principal suppliers, contractors or customers, in each case that could have a material adverse effect on the Company or such subsidiary. The Company is not aware that any executive or key employee, or group of employees of the Company or its subsidiary, plans to terminate employment with the Company or its subsidiary.

(y) Each of the Company and its subsidiary is conducting its business in compliance in all material respects with all applicable federal, state and local laws, rules and regulations of the jurisdictions in which it is conducting its business.

(z) Each of the Company and its subsidiary (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment, or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business, and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance or failure to comply with the terms and conditions of, or failure to receive, such permits, licenses or approvals will not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiary, taken as a whole. Neither the Company nor its subsidiary has received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or its subsidiary is in violation of any Environmental Law. There is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity, alleging potential liability arising out of, based on, or resulting from, the presence, or release into the environment, of any chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, at any location owned, leased or operated by the Company or its subsidiary, now or in the past (collectively, “Environmental Claims”), pending, threatened or, to the knowledge of the Company, contemplated against the Company or its subsidiary, or any person or entity whose liability for any Environmental Claim the Company or its subsidiary has retained or assumed, either contractually or by operation of law. There are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, that reasonably could result in a violation of any Environmental Law, or form the basis of a potential Environmental Claim against the Company or its subsidiary, or any person or entity whose liability for any Environmental Claim the Company or its subsidiary has retained or assumed, either contractually or by operation of law. The costs and liabilities associated with the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiary (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) could not reasonably be expected, in the aggregate, to have a material adverse effect on the Company and its subsidiary, taken as a whole.

(aa) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, (“ERISA”), that is maintained, administered or contributed to by the Company or its subsidiary or their “ERISA Affiliates” (as defined below), for employees or former employees of the Company or its subsidiary, has been, at all times during which the Company was a sponsor of the plan, maintained in compliance with its respective terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”). “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Code, of which the Company or such subsidiary is a member. No “prohibited transaction”, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan, excluding transactions effected pursuant to a statutory or administrative exemption. No “reportable event” (as defined under ERISA) has occurred, or is reasonably expected to occur, with respect to any employee benefit plan established or maintained by the Company or its subsidiary or their ERISA Affiliates. For each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency,” as defined in Section 412 of the Code, has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeded the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions. Neither the Company nor its subsidiary nor their ERISA Affiliates has incurred, or reasonably expects to incur, any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any employee benefit plan, or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each employee benefit plan established or maintained by the Company, its subsidiary or any of their ERISA Affiliates, that is intended to be qualified under Section 401(a) of the Code, is so qualified, and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(bb) Neither the Company nor its subsidiary, nor, any of their respective officers or directors, nor, to the knowledge of the Company, any of their respective employees, agents or affiliates, or any other person acting on behalf of the Company or its subsidiary has, directly or indirectly, given or agreed to give any money, gift or similar benefit to any customer or supplier, any employee or agent of a customer or supplier, any official or employee of any governmental agency (domestic or foreign), instrumentality of any government (domestic or foreign), or any political party or candidate for office (domestic or foreign), or other person who was, is or may be in a position to help or hinder the business of the Company or its subsidiary (or assist the Company or its subsidiary in connection with any actual or proposed transaction), which (i) might subject the Company or its subsidiary to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (ii) if not given in the past, might have had a material adverse effect on the Company and its subsidiary, taken as a whole, or (iii) if not continued in the future, might have a material adverse effect on the Company and its subsidiary, taken as a whole.

(cc) There is no outstanding allegation of improper or illegal activities arising from any government audit or non-audit review, including without limitation, by the Defense Contract Audit Agency, of the Company or work performed by the Company or its subsidiary or subcontractors. There are no pending civil or criminal penalties or administrative sanctions arising from a government audit or non-audit review of the Company or work performed by the

Company or its subsidiary or subcontractors, including, but not limited to, termination of contracts, forfeiture of profits, suspension of payments, fines, or suspension or debarment from doing business with any U.S. federal government agency. As of the date hereof, the Company does not believe that it will be required to make any adjustments to the financial statements included or incorporated by reference in the Registration Statement and the Prospectus as a result of any pending government audit or non-audit review of the Company.

(dd) Each of the Company and its subsidiary maintains a system of internal accounting controls that, taken as a whole, is sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ee) Each of the Company and its subsidiary maintains insurance provided by recognized, financially sound and reputable institutions, of the types and in the amounts generally deemed adequate for its business, including, without limitation, insurance coverage for real and personal property owned, leased or operated by it against theft, damage, destruction, acts of vandalism and all other material risks customarily insured against, all of which insurance is in full force and effect. The Company has no reason to believe that it will not be able to renew, for itself and its subsidiary, existing insurance coverage as and when such coverage expires, or to obtain similar coverage from similar insurers as may be necessary to continue its business, at a cost that would not likely have a material adverse effect on the Company or its subsidiary. Neither the Company nor its subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

(ff) Except pursuant to this Agreement, there are no contracts, agreements or understandings between the Company and any other person that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the issuance, purchase and sale of the Shares.

(gg) The market and industry-related information included in the Registration Statement and the Prospectus are derived from sources which the Company reasonably and in good faith believes to be accurate, reasonable and reliable, and such information agree with the sources from which they were derived.

(hh) The Company has not distributed any offering material in connection with the offering and sale of the Shares, other than a preliminary prospectus, the Prospectus or the Registration Statement.

(ii) The statements (including the assumptions described therein) included in the Registration Statement and the Prospectus (i) are within the coverage of Rule 175(b) under the Securities Act to the extent such data constitute forward looking statements as defined in Rule 175(c), and (ii) were made by the Company with a reasonable basis and reflect the Company’s good faith estimate of the matters described therein.

Any certificate or other document signed by an officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

2. Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders represents and warrants to, and agrees with, the Underwriters that:

(a) If such Selling Stockholder is an individual, such Selling Stockholder has full legal capacity to enter into and deliver this Agreement and to perform its obligations hereunder. If such Selling Stockholder is not an individual, this Agreement and the transactions contemplated herein have been duly and validly authorized by such Selling Stockholder. This Agreement has been duly and validly executed and delivered by or on behalf of such Selling Stockholder.

(b) Each of (i) the Custody Agreement signed by such Selling Stockholder with [                    ], as custodian (the “Custodian”), relating to the deposit of any Shares to be sold by such Selling Stockholder (the “Custody Agreement”), and (ii) the Power of Attorney signed by such Selling Stockholder appointing certain individuals named therein as such Selling Stockholder’s attorneys-in-fact (each, an “Attorney-in-Fact”) to the extent set forth therein (the “Power of Attorney”), and, in each case, the transactions contemplated therein, have been duly and validly authorized by such Selling Stockholder (if such Selling Stockholder is not an individual). Each of the Custody Agreement and the Power of Attorney has been duly and validly executed and delivered by such Selling Stockholder, and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification and contribution thereunder may be limited by applicable law, and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors, or by general equitable principles.

(c) The Shares to be sold by such Selling Stockholder represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder. The arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable. The obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of such Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership, limited liability company or corporation, by its dissolution, or by the occurrence of any other event. If such Selling Stockholder, or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership, limited liability company or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares to be sold by such Selling Stockholder hereunder, certificates representing such Shares shall be delivered by or on behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement and the Custody Agreement, and actions taken by the Attorneys-in-Fact pursuant to the Power of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

(d) Such Selling Stockholder is the lawful owner of the Shares to be sold by such Selling Stockholder hereunder, and has, and on the Closing Date and the Additional Closing Date, if any, will have, good and valid title to all of such Shares which may be sold by such Selling Stockholder pursuant to this Agreement on such date, and the legal right and power, and all authorizations and approvals required by law and, where applicable, under its charter or by-laws, partnership agreement, trust agreement or other organizational documents, to enter into this Agreement and the Custody Agreement and Power of Attorney, to sell, transfer and deliver all of such Shares which may be sold by such Selling Stockholder pursuant to this Agreement, and to comply with its other obligations hereunder and thereunder, and upon sale and delivery of, and payment for, such Shares, as provided herein, such Selling Stockholder will convey good and marketable title to such Shares, free and clear of all security interests, mortgages, pledges, liens, encumbrances or other claims.

(e) The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, the Custody Agreement and the Power of Attorney, will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or Repayment Event (as defined above) under, require approval or consent under, or result in the creation or imposition of any lien, charge or other encumbrance upon any property or assets of such Selling Stockholder pursuant to, any agreement, instrument, franchise, license or permit to which such Selling Stockholder is a party, or by which such Selling Stockholder or its properties or assets may be bound, or under which it is entitled to any right or benefit, or (ii) violate or conflict with (A) any provision of the certificate of incorporation, by-laws, partnership agreement, limited liability company agreement or trust agreement, as the case may be, or other organizational documents of such Selling Stockholder (if such Selling Stockholder is not an individual), or (B) any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Stockholder or any of its properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Stockholder or any of its properties or assets is required for the execution, delivery and performance of this Agreement, the Custody Agreement or the Power of Attorney, or the consummation of the transactions contemplated hereby or thereby, including the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, except such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as have been obtained or may be required under state securities or Blue Sky laws, or with the NASD, in connection with the purchase and distribution of such Shares by the Underwriters.

(f) Except as have been waived in writing or satisfied by the inclusion of Shares in the Registration Statement on behalf of such Selling Stockholder, such Selling Stockholder does not have any rights to the registration of securities of the Company or other similar rights to have any securities of the Company included in the offering contemplated by this Agreement, because of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby.

(g) Such Selling Stockholder does not have any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by Company to the Underwriters pursuant to this Agreement, and, except as set forth in the Prospectus, such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company.

(h) All information furnished by or on behalf of such Selling Stockholder expressly for use in the Registration Statement and the Prospectus is, and on the Closing Date and the Additional Closing Date, if any, will be, true, correct, and complete in all material respects, and does not, and on the Closing Date and the Additional Closing Date, if any, will not contain an untrue statement of a material fact, and does not or will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. Such Selling Stockholder confirms as accurate (prior to giving effect to the sale of the Shares) the number of shares of Common Stock set forth opposite such Selling Stockholder’s name in the Prospectus under the caption “Selling Stockholders” or with respect to such Selling Stockholder as described in the footnotes to the table under such caption.

(i) Such Selling Stockholder has not taken or will take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(j) Such Selling Stockholder has not distributed any offering material in connection with the offering and sale of the Shares, other than a preliminary prospectus, the Prospectus or the Registration Statement.

(k) Neither such Selling Stockholder, nor any of the Selling Stockholder’s affiliates, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, or has any other association with (within the meaning of Article I of the By-laws of the NASD), any member firm of the NASD.

(l) If such Selling Stockholder is not an individual, such Selling Stockholder has been duly organized and is validly existing as a corporation, partnership, limited liability company, trust or other entity, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation.

(m) Such Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in Section 1 hereof are not true and correct, is familiar with the Registration Statement (including the documents incorporated by reference therein) and has no knowledge of any material fact, condition or information not disclosed therein and in the Prospectus or any supplements thereto, which has adversely affected or may adversely affect the business of the Company or its subsidiary; and the sale of the Shares to be sold by such Selling Stockholder pursuant hereto is not prompted by any information concerning the Company or its subsidiary which is not set forth or incorporated by reference in the Registration Statement and the Prospectus or any supplements thereto.

Any certificate or other document, including, without limitation, the Custody Agreement, the Power of Attorney, any irrevocable election to sell or any questionnaire, signed by or on behalf of such Selling Stockholder and delivered to you or to counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Stockholder to each Underwriter as to the matters set forth therein.

3. Purchase, Sale and Delivery of the Shares.

(a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Initial Selling Stockholders agree to issue and sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company and the Initial Selling Stockholders, at a purchase price of $[    ] per share, the number of Firm Shares set forth opposite such Underwriter’s name on Schedule I hereto.

In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, (i) the Selling Stockholders hereby grant to the several Underwriters the option to purchase, severally and not jointly, from the Selling Stockholders, all or a portion of the Selling Stockholder Additional Shares and (ii) the Company hereby grants to the several Underwriters the option to purchase, severally and not jointly, from the Company, all or a portion of the Company Additional Shares, in each case, as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company and the Initial Selling Stockholders for the Firm Shares. This option may be exercised by you on behalf of the several Underwriters at any time and from time to time on or before the thirtieth (30th) day following the date hereof, by written notice to the Selling Stockholders or the Company or both, as the case may be. Such notice shall set forth the aggregate number of Selling Stockholder Additional Shares or Company Additional Shares or both, as the case may be, as to which the option is being exercised and the date and time when such Additional Shares are to be delivered (such date and time being herein referred to as an “Additional Closing Date”); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date (as defined below) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule I hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine necessary to eliminate fractional shares).

In the event the Underwriters exercise their option to purchase the Additional Shares with respect to less than all of the Additional Shares, the number of Company Additional Shares to be sold by the Company and the number of Selling Stockholder Additional Shares to be sold by each Selling Stockholder shall be allocated pro rata relative to the total number of Additional Shares of the Company or the Selling Stockholders, as the case may be, subject to the Underwriters’ over-allotment option.

(b) Payment of the purchase price for the Firm Shares shall be made (i) to the Company by wire transfer in same-day funds against delivery of the certificates for the Firm Shares sold by the Company to you through the facilities of the Depository Trust Company (“DTC”) for the respective accounts of the Underwriters and (ii) to the Custodian on behalf of the Initial Selling Stockholders by wire transfer in same-day funds against delivery of the certificates for the Firm Shares sold by each such Initial Selling Stockholder to you. Such payment and delivery shall be made at 9:00 A.M. (New York time) on                     , 2004 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 9 hereof) (such time and date of payment and delivery being herein called the “Closing Date”). As used herein, the term “Business Day” means any day other than a day on which banks are permitted or required to be closed in New York, New York. Certificates for the Firm Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two (2) full Business Days prior to the Closing Date. The Company will permit you to examine and package such certificates for delivery at least one (1) full Business Day prior to the Closing Date.

Payment of the purchase price for the Company Additional Shares shall be made on the Additional Closing Date in the same manner at the same office as the payment for the Firm Shares sold by the Company. Certificates for the Additional Shares shall be delivered to you in definitive form, registered in such names and in such denominations as you shall specify no later than the second business day preceding the Additional Closing Date. For the purpose of expediting the checking and packaging of the certificates for the Additional Shares by you, the Company agrees to make such certificates available to you for such purpose at least one full business day preceding the Additional Closing Date.

Payment of the purchase price for the Selling Stockholder Additional Shares shall be made to the Custodian on behalf of the Selling Stockholders in the same manner and at the same office as the payment for the Firm Shares sold by the Initial Selling Stockholders. Certificates for the Selling Stockholder Additional Shares shall be delivered to you in definitive form, registered in such names and in such denominations as you shall specify no later than the second business day preceding the Additional Closing Date. For the purpose of expediting the checking and packaging of the certificates for the Additional Shares by you, the Custodian will make such certificates available to you for such purpose at least one full business day preceding the Additional Closing Date.

4. Offering.

(a) Upon your authorization of the release of the Firm Shares, the Underwriters propose to offer the Shares for sale to the public upon the terms set forth in the Prospectus.

(b) It is understood that you have been authorized, for your account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Shares and any Additional Shares the Underwriters elect to purchase.

(c) Each Selling Stockholder hereby agrees that (i) it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of any Shares to be sold by such Selling Stockholder to the several Underwriters, or otherwise in connection with the performance of such Selling Stockholder’s obligations hereunder, and (ii) the Custodian is authorized to deduct for such payment, any such amounts from the proceeds to such Selling Stockholder hereunder, and to hold such amounts for the account of such Selling Stockholder with the Custodian under the Custody Agreement.

5. Covenants of the Company. The Company covenants and agrees with the Underwriters that:

(a) If Rule 430A is used, or the filing of the Prospectus is otherwise required under Rule 424(b) or Rule 434, the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) or Rule 434 within the prescribed time period, and will provide evidence satisfactory to you of such timely filing. If the Company elects to rely on Rule 434, the Company will prepare and file a term sheet that complies with the requirements of Rule 434. The Company will notify you immediately (and, if requested by you, will confirm such notice in writing) of (i) any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (ii) the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, (iii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, or of the initiation or the threatening of any proceedings therefor, (iv) the receipt of any comments from the Commission, and (v) the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction, or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement, make any filing under Rule 462(b) of the Regulations or file any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b) or Rule 434 of the Regulations) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement before or after the effective date of the Registration Statement to which you shall reasonably object in writing after being timely furnished in advance a copy thereof.

(b) The Company will comply with the Act and the Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement, the Registration Statement and the Prospectus. If at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement to comply with the Act or the Regulations, the Company will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to you) which will correct such statement or omission and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible. The Company shall, at its own expense, furnish to the Underwriters and to dealers such copies of such amendments or supplements as you may reasonably request.

(c) The Company, at its own expense, will promptly deliver to you two signed copies of the Registration Statement, including exhibits (other than any exhibits incorporated by reference therein) and all amendments thereto (including all documents incorporated by reference therein), and signed copies of all consents, and the Company, at its own expense, will promptly deliver to each of the Underwriters, such number of copies of any preliminary prospectus, the Prospectus, the Registration Statement, any documents incorporated by reference into such documents and all amendments of and supplements to such documents, if any, as you may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the Act.

(d) The Company will not distribute, prior to the later of the Additional Closing Date and the completion of the Underwriters’ distribution of the Shares, any offering material in connection with the offering and sale of the Shares, other than a preliminary prospectus, the Prospectus or the Registration Statement.

(e) The Company will endeavor in good faith, in cooperation with you, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares in such jurisdictions (domestic or foreign) as you may designate, and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

(f) The Company will make generally available (within the meaning of Section 11(a) of the Act) to its security holders and to you as soon as practicable, an earnings statement (in form satisfying with the provisions of Rule 158 of the Regulations) covering a period of at least twelve (12) consecutive months beginning after the effective date of the Registration Statement.

(g) During the period of 90 days from the date of the Prospectus (the “Lock-Up Period”), the Company will not, directly or indirectly, without your prior written consent, issue, sell, offer, agree to sell, grant any option or contract for the sale of, pledge, make any short sale of, maintain any short position with respect to, establish or maintain a “put equivalent position” (within the meaning of Rule 16a-1(h) under the Exchange Act) with respect to, enter into any swap, derivative transaction or other arrangement (whether any such transaction is to be settled by delivery of Common Stock, other securities, cash or other consideration) that transfers to another, in whole or in part, any of the economic consequences of ownership, or otherwise dispose of any shares of capital stock of the Company (or any securities convertible into, exercisable for or exchangeable for capital stock of the Company or interest therein or any capital stock of the Company’s subsidiary), and the Company has obtained the undertaking of each of its officers, directors, and each beneficial owner of over 5% of the capital stock of the Company, not to engage in any of the aforementioned transactions on their own behalf, other than (i) the Company’s and the Selling Stockholders’ sale of Shares hereunder, (ii) the Company’s issuance of Common Stock or options to purchase Common Stock under any stock or option plan described in the Prospectus, provided, that, if the individual who is issued such Common Stock (other than as described in clause (iii) below) or options to purchase Common Stock has not already undertaken that they will not engage in any of the aforementioned transactions during the Lock-Up Period, the Company will obtain such undertaking, and (iii) the Company’s issuance of shares of Common Stock upon the exercise of any currently outstanding option, warrant or the automatic conversion of any class of securities outstanding on the date hereof and disclosed in the Prospectus. The Company agrees not to waive any undertaking obtained pursuant to this paragraph.

(h) During a period of three (3) years from the effective date of the Registration Statement, the Company will furnish to you copies of (i) all reports to its stockholders, and all communications mailed generally to its stockholders, and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange. The Company, during the period when the Prospectus is required to be delivered under the Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the rules and regulations of the Commission thereunder.

(i) The Company will use its best efforts to list the Shares on Nasdaq National Market, subject only to official notice of issuance.

(j) The Company shall maintain, at its own expense, a registrar and transfer agent for the Common Stock.

(k) The Company will use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to or after the Closing Date or any Additional Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

You, on behalf of the several Underwriters, may, in your sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants, or extend the time for their performance.

6. Covenants of the Selling Stockholders. Each Selling Stockholder further covenants and agrees with each Underwriter:

(a) During the period of 90 days from the date of the Prospectus, such Selling Stockholder will not, directly or indirectly, without your prior written consent, issue, sell, offer, agree to sell, grant any option or contract for the sale of, pledge, make any short sale of, maintain any short position with respect to, establish or maintain a “put equivalent position” (within the meaning of Rule 16a-1(h) under the Exchange Act) with respect to, enter into any swap, derivative transaction or other arrangement (whether any such transaction is to be settled by delivery of Common Stock, other securities, cash or other consideration) that transfers to another, in whole or in part, any of the economic consequences of ownership, or otherwise dispose of any shares of capital stock of the Company (or any securities convertible into, exercisable for or exchangeable for capital stock of the Company or interest therein or any capital stock of the Company’s subsidiary), other than such Selling Stockholder’s sale of Shares hereunder.

(b) That such Selling Stockholder will not distribute, prior to the later of the Additional Closing Date and the completion of the Underwriters’ distribution of the Shares, any offering material in connection with the offering and sale of the Shares, other than a preliminary prospectus, the Prospectus or the Registration Statement.

(c) To deliver to you prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person) or Form W-9 (if the Selling Stockholder is a United States person).

(d) To advise you promptly, and if requested by you, to confirm such advice in writing, so long as delivery of a Prospectus relating to the Shares by an underwriter or dealer may be required under the Act, of (i) any change in the capital stock of the Company or the long term indebtedness of the Company, or any material adverse change or any development involving a material adverse change in the business, prospects, properties, operations, condition (financial or other), stockholders’ equity or results of operations of the Company and its subsidiary, taken as a whole, (ii) any change in information in the Registration Statement and the Prospectus relating to such Selling Stockholder, or (iii) any new material information relating to the Company and its subsidiary, or relating to any matter stated in the Registration Statement and the Prospectus, which comes to the attention of such Selling Stockholder.

You, on behalf of the several Underwriters, may, in your sole discretion, waive in writing the performance by any Selling Stockholder of any one or more of the foregoing covenants, or extend the time for their performance.

7. Payment of Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each preliminary prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares, (iii) the producing, word processing and/or printing of this Agreement, any agreement among underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the reasonable legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on the Nasdaq National

Market and any registration thereof under the Exchange Act, (vi) the review of the public offering of the Shares by the NASD, including the associated filing fees and the reasonable fees and disbursements of counsel for the Underwriters, (vii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offer and sale of the Shares to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show and (ix) the performance of the Company’s other obligations hereunder.

The Company further agrees that it will be responsible for paying, directly or by reimbursement, all fees and expenses incident to the performance of the Company’s and the Selling Stockholders’ obligations under this Agreement (including fees and costs incurred in connection with the Additional Closing, if any) which are not otherwise specifically provided for herein, including, without limitation, fees and expenses of the Custodian. The Company and each Selling Stockholder acknowledge that the Underwriters shall have no responsibility to pay any expenses or taxes incident to the sale and delivery of Shares to be sold by the Selling Stockholders to the Underwriters hereunder, which taxes, if any, may be deducted by the Custodian under the provisions of Section 4(c) hereof. Each Selling Stockholder will be responsible for the Underwriters’ discounts and commissions in respect of the Shares sold by such Selling Stockholder.

8. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 8, “Closing Date” shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to you or to Wilmer Cutler Pickering Hale and Dorr LLP (“Underwriters’ Counsel”) pursuant to this Section 8 of any misstatement or omission, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to the following additional conditions:

(a) The Registration Statement shall have become effective not later than 5:30 P.M., New York time, on the date of this Agreement, and, if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York time, on the second full business day after the date of this Agreement and any registration statement pursuant to Rule 462(b) under the Act required in connection with the offering and sale of the Shares shall have been filed and become effective no later than 10:00 P.M., New York time, on the date of this Agreement. At or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

(b) At the Closing Date, you shall have received the opinion of Morrison & Foerster LLP, counsel for the Company, dated the Closing Date, addressed to the Underwriters, and in form and substance satisfactory to Underwriters’ Counsel, to the effect that:

(i) Each of the Company and its subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiary is duly qualified to transact business as a foreign corporation in each jurisdiction in which such counsel has knowledge that the character or location of its properties, whether owned, leased or operated, or the nature or conduct of its business makes such qualification necessary. Each of the Company and its subsidiary has full corporate power and authority to conduct its business as now being conducted and as described in the Registration Statement and the Prospectus.

(ii) The Company has an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus. All of the outstanding shares of the capital stock of the Company and its subsidiary have been duly authorized, validly issued and are fully paid and nonassessable and were not issued in violation of, or subject to, any preemptive rights or, to such counsel’s knowledge, rights of first refusal or similar rights. The Shares to be delivered on the Closing Date have been duly authorized and upon delivery to the Underwriters against payment therefor in accordance with this Agreement, will be validly issued, fully paid and nonassessable, and will not have been issued in violation of, or subject to, any preemptive rights or, to such counsel’s knowledge, rights of first refusal or similar rights, and no holder of such Shares will be subject to personal liability by reasons of being such a holder. The authorized capital stock of the Company, including the Firm Shares and the Additional Shares, conform to the descriptions thereof contained in the Registration Statement and the Prospectus. To such counsel’s knowledge, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, obligations, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company, except as disclosed in the Registration Statement and the Prospectus. The outstanding stock options relating to the Common Stock have been duly authorized and validly issued, and conform to the descriptions thereof contained in the Registration Statement and the Prospectus. The Common Stock (including the Shares) is registered pursuant to Section 12(b) of the Exchange Act. The Shares to be sold under this Agreement to the Underwriters have been approved for listing on the Nasdaq National Market, subject to notice of issuance.

(iii) This Agreement and the transactions contemplated herein have been duly authorized by the Company, and this Agreement has been duly executed and delivered by the Company.

(iv) Neither the Company nor its subsidiary is in violation of its respective charter or by-laws and, to the best of such counsel’s knowledge after due inquiry, neither the Company nor its subsidiary is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiary, taken as a whole, to which the Company or its subsidiary is a party or by which the Company or its subsidiary or their respective property is bound and which is filed as an exhibit to the Registration Statement or incorporated therein by reference.

(v) All of the outstanding capital stock of, or other ownership interests in, the Company’s subsidiary are owned by the Company, free and clear of any security interest, mortgage, pledge, claim, lien, limitation on voting rights or other encumbrance; and all such securities have been duly and validly authorized and issued, are fully paid and nonassessable, and none of such securities was issued in violation of any preemptive rights, rights of first refusal or similar rights.

(vi) All descriptions in the Registration Statement of legal and governmental proceedings are accurate and fairly present the information required to be shown. To such counsel’s knowledge, after due inquiry, there is no litigation or any governmental action, suit or proceeding which is pending or, to such counsel’s knowledge, contemplated, to which the Company or its subsidiary is or will be a party, or to which any property of the Company or its subsidiary, whether owned, leased or operated, is or may be subject, or which has as the subject matter thereof any officer or director of the Company or its subsidiary, which is required to be disclosed in the Registration Statement and the Prospectus.

(vii) The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, at the time they were filed or, if amended, as so amended, complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

(viii) The execution and delivery of this Agreement, and the performance by the Company of its terms, do not, and will not, (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or Repayment Event (as hereinafter defined) under, require approval or consent under, or result in the creation or imposition of any lien, charge or other encumbrance upon any property or assets of the Company or its subsidiary pursuant to any material agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement, or (B) violate (1) any provision of the articles of incorporation or by-laws or other organizational documents of the Company or its subsidiary, or (2) any New York State, Commonwealth of Virginia or federal statute, rule or regulation of any New York State, Commonwealth of Virginia or federal governmental or regulatory agency or body having jurisdiction over the Company or its subsidiary or any of their respective properties or assets or any order, writ, judgment or decree known to such counsel. No consent, approval, authorization, order, registration, qualification, license or permit of, or filing with, any court or governmental authority or agency is required in connection with the consummation of the transactions contemplated hereby, by the Registration Statement and by the Prospectus, including the issuance, sale and delivery of the Shares to be issued, sold and delivered by the Company and the Selling Stockholders hereunder, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws, or with the National Association of Securities Dealers, Inc. (the “NASD”), in connection with the purchase and distribution of the Shares by the Underwriters. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company.

(ix) Neither the Company nor its subsidiary is, nor upon consummation of the transactions contemplated hereby will be, subject to registration as an “investment company” or an entity “controlled” by an “investment company” under the Investment Company Act of 1940, as amended.

(x) The Registration Statement and the Prospectus, and any amendments thereof or supplements thereto (other than the financial statements and schedules and other financial data included or incorporated by reference therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Regulations (and, if filed by electronic transmission pursuant to EDGAR, was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Shares).

(xi) The Registration Statement has become effective under the Act, and such counsel is not aware that any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof or supplement thereto, or suspending the registration or qualification of the Shares has been issued by the Commission or the Blue Sky or securities authority of any jurisdiction or that any proceeding for that purpose has been instituted, is pending or threatened under the Act. Any required filing of the Prospectus pursuant to Rule 424(b) of the Regulations has been made in the manner and within the time period required by such Rule 424(b).

(xii) The statements in (A) Item 15 of Part II of the Registration Statement, (B) the Company’s Annual Report on Form 10-K for the year ended December 28, 2003 under Item 10, “Directors and Executive Officers” and Item 13, “Certain Relationships and Related Transactions,” and (C) the Company’s registration statement on Form 8-A under Item 1, “Description of Registrant’s Securities to be Registered,” insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present and summarize, in all material respects, the matters referred to therein.

(xiii) To such counsel’s knowledge, except as have been waived in writing, no holder of any securities of the Company has any rights to the registration of securities of the Company, or other similar rights to have any securities of the Company included in the offering contemplated by this Agreement, because of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby and the Additional Shares included in the Registration Statement.

(xiv) All descriptions in the Registration Statement of contracts and other documents to which the Company is a party are accurate and fairly present the information required to be shown. To such counsel’s knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement, or to be filed as exhibits thereto, other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

(xv) In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company and representatives of the independent public accountants for the Company at which the contents of the Registration Statement and the Prospectus and the matters required to be stated therein and the statements contained therein were considered, although such counsel need not have independently verified the accuracy, completeness or fairness of such statements, and based upon and subject to the foregoing, nothing has come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement, at the time it became effective, (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), or any post-effective amendment thereof made prior to the Closing Date as of the date of such post-effective amendment, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) under the Act (or any post-effective amendment thereof or supplement thereto made prior to the Closing Date as of the date of such post-effective amendment or supplement) or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules, footnotes and other financial and statistical data included or incorporated by reference therein).

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the federal laws of the United States and the state laws of New York and Virginia, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to

Underwriters’ Counsel) of other counsel reasonably acceptable to Underwriters’ Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents regarding the corporate existence or good standing of the Company and its subsidiary, provided that copies of any such statements or certificates shall be delivered to Underwriters’ Counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

(c) At the Closing Date, you shall have received the opinion of Morrison & Foerster LLP, intellectual property counsel to the Company, dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriter’s Counsel, to the effect that the Company and its subsidiary own or possess, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (“intellectual property”) currently employed by them in connection with the business now operated by them except where the failure to own or possess or otherwise be able to acquire such intellectual property would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operation of the Company and its subsidiary, taken as a whole; and, to the best of such counsel’s knowledge after due inquiry, neither the Company nor its subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any of such intellectual property which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiary, taken as a whole.

(d) At the Closing Date, you shall have received the opinion of                     , counsel for the Selling Stockholders, dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters’ Counsel, with respect to each Selling Stockholder to the effect that:

(i) Such Selling Stockholder has full legal right, power and authority, and any approval required by law (other than any approval imposed by the applicable state securities and Blue Sky laws), to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder in the manner provided in this Agreement.

(ii) If such Selling Stockholder is an individual, that such Selling Stockholder has full legal capacity to enter into and deliver this Agreement and to perform his or her obligations hereunder. If such Selling Stockholder is not an individual, that this Agreement and the transactions contemplated herein have been duly and validly authorized by such Selling Stockholder. This Agreement has been duly and validly executed and delivered by such Selling Stockholder, and is a valid and binding agreement of such Selling Stockholder.

(iii) Each of (i) the Custody Agreement signed by such Selling Stockholder with                     , as custodian (the “Custodian”), relating to the deposit of the Shares to be sold by such Selling Stockholder (the “Custody Agreement”), and (ii) the Power of Attorney signed by such Selling Stockholder appointing                      and                      as such Selling Stockholder’s attorneys-in-fact (each, an “Attorney-in-Fact”) to the extent set forth therein (the “Power of Attorney”), and the transactions contemplated therein, have been duly and validly authorized, executed and delivered by such Selling Stockholder, and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification and contribution thereunder may be limited by applicable law, and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors, or by general equitable principles.

(iv) Such Selling Stockholder is the lawful owner of the Shares to be sold by such Selling Stockholder hereunder, and has good and valid title to all of such Shares, and the legal right and power, and all authorizations and approvals required by law and, where applicable, under its charter or by-laws, partnership agreement, trust agreement or other organizational documents, to enter into this Agreement and its Custody Agreement and Power of Attorney, to sell, transfer and deliver all of the Shares to be sold by such Selling Stockholder pursuant to this Agreement, and to comply with its other obligations hereunder and thereunder, and upon sale and delivery of, and payment for, such Shares, such Selling Stockholder will convey good and marketable title to such Shares, free and clear of all security interests, mortgages, pledges, liens, encumbrances or other claims.

(v) If such Selling Stockholder is not an individual, such Selling Stockholder has been duly organized and is validly existing as a corporation, partnership, limited liability company, trust or other entity, as the case may be, in good standing under the laws of its jurisdiction of incorporation.

(vi) The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, the Custody Agreement and the Power of Attorney, will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or Repayment Event (as defined above) under, require approval or consent under, or result in the creation or imposition of any lien, charge or other encumbrance upon any property or assets of such Selling Stockholder pursuant to, any agreement, instrument, franchise, license or permit to which such Selling Stockholder is a party or by which such Selling Stockholder or its properties or assets may be bound or under which it is entitled to any right or benefit, or (ii) violate or conflict with (A) any provision of the certificate of incorporation, by-laws, partnership agreement, limited liability company agreement or trust agreement, as the case may be, or other organizational documents of such Selling Stockholder (if such

Selling Stockholder is not an individual), or (B) any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Stockholder or any of its properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Stockholder or any of its properties or assets is required for the execution, delivery and performance of this Agreement, the Custody Agreement or the Power of Attorney, or the consummation of the transactions contemplated hereby or thereby, including the issuance, sale and delivery of the Shares to be issued, sold and delivered by such Selling Stockholder hereunder, except the registration under the Act of such Shares and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as have been obtained or may be required under state securities or Blue Sky laws, or with the NASD, in connection with the purchase and distribution of such Shares by the Underwriters.

(vii) With respect to the information furnished by or on behalf of such Selling Stockholders for use in the Registration Statement, no facts have come to the attention of such counsel which would lead such counsel to believe that either at the time the Registration Statement became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), or any post-effective amendment thereof made prior to the Closing Date, as of the date of such post-effective amendment, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or the Prospectus, as of its date (or any post-effective amendment thereof or supplement thereto made prior to the Closing Date, as of the date of such post-effective amendment or supplement) and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

In rendering such opinion, such counsel may rely (x) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters’ Counsel) of other counsel reasonably acceptable to Underwriters’ Counsel, familiar with the applicable laws; (y) as to matters of fact, to the extent they deem proper and is applicable, on certificates of officers of the Selling Stockholders and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Selling Stockholders, provided that copies of any such statements or certificates shall be delivered to Underwriters’ Counsel. The opinion of such counsel for the Selling Stockholders shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

(e) All proceedings taken in connection with the sale of the Shares as herein contemplated shall be satisfactory in form and substance to you and to Underwriters’ Counsel, and the Underwriters shall have received from said Underwriters’ Counsel a favorable opinion dated as of the Closing Date with respect to the issuance and sale of the Firm Shares, and as of the Additional Closing Date with respect to the Additional Shares, the Registration Statement and the Prospectus and such other related matters as you may reasonably require, and the Company shall have furnished to Underwriters’ Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(f) At the Closing Date, you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date, to the effect that (i) the conditions set forth in subsection (a) of this Section 8 have been satisfied, (ii) as of the date hereof and as of the Closing Date, the representations and warranties of the Company set forth in Section 1 hereof are accurate, (iii) as of the Closing Date, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed and (iv) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company and its subsidiary have not sustained any material loss or interference with its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any change in the capital stock of the Company or the long term indebtedness of the Company, or any material adverse change, or any development involving a material adverse change, in the business prospects, properties, operations, condition (financial or otherwise), stockholders’ equity or results of operations of the Company and its subsidiary taken as a whole, except in each case as described in or contemplated by the Prospectus.

(g) At the Closing Date, you shall have received a certificate of each Selling Stockholder, dated the Closing Date, to the effect that (i) as of the date hereof and as of the Closing Date, the representations and warranties of such Selling Stockholder set forth in Section 2 hereof are accurate, and (ii) as of the Closing Date, the obligations of such Selling Stockholder to be performed hereunder on or prior thereto have been duly performed.

(h) The Underwriters shall have received, on each of the date hereof and the Closing Date and any Additional Closing Date, a letter dated the date hereof or the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from each of Stegman & Company, Deloitte & Touche LLP and Gallogly, Fernandez & Riley, LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus; provided that the letters delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(i) For the period from and after the date of this Agreement and prior to the Closing Date, and with respect to the Additional Shares, the Additional Closing Date, in your judgment, there shall not have occurred any change in the capital stock of the Company or the long term indebtedness of the Company, or any material adverse change, or any development involving a prospective material adverse change, in the business, prospects, properties, operations, condition (financial or other), stockholders’ equity or results of operations of the Company and its subsidiary, taken as a whole.

(j) Prior to the Closing Date, the Company and the Selling Stockholders shall have furnished to you for your review copies of the Custody Agreement and Power of Attorney executed by the Selling Stockholders.

(k) Prior to the Closing Date, the Company shall have obtained and furnished to you an executed lock-up agreement substantially in the form attached as Exhibit A hereto, from each of its officers and directors, and its 5% and greater stockholders.

(l) Prior to the Closing Date, and with respect to any Additional Shares, prior to the Additional Closing Date, the Company and the Selling Stockholders shall have furnished to you such further information, certificates and documents as you may reasonably request.

(m) At the Closing Date, the Shares shall have been approved for listing on the Nasdaq National Market, subject to official notice of issuance.

(n) The NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

If any of the conditions specified in this Section 8 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters’ Counsel pursuant to this Section 8 shall not be in all material respects reasonably satisfactory in form and substance to you and to Underwriters’ Counsel, all obligations of the Underwriters hereunder may be canceled by you at, or at any time prior to, the Closing Date, and the obligations of the Underwriters to purchase the Additional Shares may be canceled by you at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company, in writing, or by telephone, facsimile, telex or telegraph, confirmed in writing.

9. Indemnification.

(a) The Company agrees to indemnify and hold harmless each Underwriter and its directors, officers, employees and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which the Underwriters may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or any preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters through you expressly for use therein. This indemnity agreement will be in addition to any liability which the Company or its subsidiary may otherwise have, including under this Agreement.

(b) Each of the Selling Stockholders agrees to indemnify and hold harmless each Underwriter and its directors, officers, employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which the Underwriters may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty or covenant of such Selling Stockholder contained herein, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or any preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that each Selling Stockholder shall not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters through you expressly for use therein; provided further, that the liability of each Selling Stockholder under this Section 9(b) shall be limited to an amount equal to the total net proceeds from the Underwriters for the Shares sold by such Selling Stockholder to the Underwriters; provided further, that each Selling Stockholder shall only be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein relating to such Selling Stockholder. This indemnity agreement will be in addition to any liability which the Selling Stockholders may otherwise have, including under this Agreement.

(c) The Underwriters, severally and not jointly, agree to indemnify and hold harmless the Company and the Selling Stockholders, and each of their respective directors, officers who shall have signed the Registration Statement, each other person, if any, who controls them within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters through you expressly for use therein; provided, however, that in no case shall the Underwriters be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by the Underwriters hereunder. This indemnity will be in addition to any liability which the Underwriters may otherwise have, including under this Agreement. The Company and the Selling Stockholders acknowledge that the statements set forth under the sub-heading [    ] and under the sub-heading [            ], in each case, found under the caption “Underwriting” in the Prospectus, constitute the only information furnished in writing by or on behalf of the Underwriters expressly for use in the Registration Statement or in any amendment thereof, any related preliminary prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

(d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement of such action (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 9). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall be liable to an indemnified party for any losses, claims, damages, liabilities and judgments by reason of settlement of any action or claim effected without its written consent, which consent shall not be unreasonably withheld.

10. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 9 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the

Company, the Selling Stockholders and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company or the Selling Stockholders, any contribution received by the Company or the Selling Stockholders from persons, other than the Underwriters, who may also be liable for contribution, including persons who control them within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, their officers who have signed the Registration Statement, and their directors) as incurred to which the Company and one or more of the Underwriters may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, the Selling Stockholders and the Underwriters from the offering of the Shares or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, the Selling Stockholders and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, each of the Selling Stockholders and the Underwriters, respectively, shall be deemed to be in the same proportion as (a) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, (b) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by such Selling Stockholder and (c) the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, the Selling Stockholders and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 10, (i) in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 10 and the preceding sentence, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 10, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Underwriters, and each person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and each officer who shall have signed the Registration

Statement, and each director of the Company or any Selling Stockholder shall have the same rights to contribution as the Company and such Selling Stockholder, subject in each case to clauses (i) and (ii) of this Section 10. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 10 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent was not unreasonably withheld.

11. Default by an Underwriter.

(a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by you pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, the Firm Shares or Additional Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the numbers of Firm Shares set forth opposite their respective names in Schedule I hereto bear to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, or in such other proportions as may be specified by you with the consent of the non-defaulting Underwriters.

(b) In the event that such default relates to more than 10% of the Firm Shares or Additional Shares, as the case may be, you may in your discretion arrange for yourself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within five (5) calendar days after such a default you do not arrange for the purchase of the Firm Shares or Additional Shares, as the case may be, to which such default relates as provided in this Section 11, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase, of the Selling Stockholders to sell the Selling Stockholder Additional Shares and of the Company to Sell the Company Additional Shares, shall thereupon terminate, without liability on the part of the Company (except, in each case, that the provisions of Sections 7, 9, 10 and 13(b) hereof shall at all times be effective and shall survive such termination) or the non-defaulting Underwriters with respect thereto, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company and the Selling Stockholders for damages occasioned by its or their default hereunder.

(c) In the event that the Firm Shares or Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, either you on the one hand or the Company and the Selling Stockholders on the other hand shall have the right to postpone the Closing Date or an Additional Closing Date, as the case may be, for a period, not exceeding five (5) Business Days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of the Company’s counsel and Underwriters’ Counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Shares.

12. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Company, the Selling Stockholders and the Underwriters contained in this Agreement, including the agreements contained in Section 7 hereof, the indemnity agreements contained in Section 9 hereof and the contribution agreements contained in Section 10 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters or any controlling person thereof or by or on behalf of the Company, the Selling Stockholders or any of their respective officers and directors or any controlling person thereof and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Sections 1 and 2, and the agreements contained in Sections 7, 9, 10 and 13(d) hereof shall survive the termination of this Agreement, including termination pursuant to Section 13 hereof.

13. Effective Date of Agreement; Termination.

(a) This Agreement shall become effective (i) if Rule 430A under the Act is not used, such time as you and the Company shall have received notification of the effectiveness of the Registration Statement, or (ii) if Rule 430A under the Act is used, upon the execution and delivery of this Agreement. If either the public offering price or the purchase price per Share has not been agreed upon prior to 5:00 P.M., New York time, on the fifth full Business Day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability to the Company or the Underwriters except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated by you by notifying the Company, or it may be terminated by the Company by notifying you. Notwithstanding the foregoing, the provisions of this Section 13 and of Sections 1, 2, 7, 9 and 11 hereof shall at all times be in full force and effect.

(b) The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of you or any group of Underwriters (which may include you) which has agreed to purchase in the aggregate at least fifty percent (50%) of the Firm Shares, (i) if, since the time of execution of this Agreement or the respective dates as of which information is given in the Registration Statement and Prospectus, there has been any material adverse change, or any development involving a prospective material adverse change (other than as specifically identified in the Registration Statement and Prospectus) in the business, prospects, properties, condition (financial or otherwise) or results of operations of the Company which would, in your judgment or in the judgment of such group of Underwriters, make it impracticable to market the Shares, or (ii) if, at any time prior to the time of purchase or, with respect to the purchase of any Additional Shares, the additional time of purchase, as the case may be, trading in securities on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limitations or minimum prices shall have been established on the New York Stock Exchange or the Nasdaq National Market, or (iii) if a banking moratorium shall have been declared either by the United States or New York State authorities, or (iv) if any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, the market for the Company’s securities or securities in general.

(c) Any notice of termination pursuant to this Section 13 shall be by telephone, facsimile, telex or telegraph, confirmed in writing.

(d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to (i) notification by you as provided in Section 13(a) hereof or (ii) Section 13(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by you, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

14. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, (i) if sent to the Underwriters, shall be mailed, delivered, sent by facsimile, telex or telegraph and confirmed in writing by letter to A.G. Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63103, Attention: Richard Giles, fax no. (617) 523-1845, with a copy to Wilmer Cutler Pickering Hale and Dorr LLP, 1899 Pennsylvania Avenue, NW, Washington, DC 20006, Attention: Brent B. Siler, Esq., fax no. (202) 942-8484, (ii) if sent to the Company, shall be mailed, delivered, or sent by facsimile, telex or telegraph and confirmed in a letter to Essex Corporation, 9150 Guilford Road, Columbia, Maryland, 21046, Attention:                    , fax no. (301) 953-7880, with a copy to Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104, Attention: John R. Hempill, Esq., fax no. (212) 468-7900.

15. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Company, the Selling Stockholders and the Underwriters, and the controlling persons, directors, officers, employees and agents referred to in Sections 9 and 10, and their respective heirs, legal representatives, distributees, beneficiaries, successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision contained herein. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Shares from the Underwriters.

16. General Representation. Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 9 and the contribution provisions of Section 10, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 9 and 10 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, but without regard to principles of conflicts of law.

18. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

If the foregoing correctly sets forth the understanding between you, the Company and the Selling Stockholders, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

ESSEX CORPORATION

By:
Name:
Title:

The Selling Stockholders Listed on Schedule II

By:
Name:
Title:
As Attorney in Fact acting on behalf of the Selling Stockholders named in Schedule II

Accepted as of the date first above written

A.G. EDWARDS & SONS, INC.

By:
Name:
Title:	Managing Director

On behalf of each of the Underwriters

SCHEDULE I

Underwriter	Total Number of Firm Shares to be Purchased
A.G. Edwards & Sons, Inc.
C.E. Unterberg, Towbin

Total:

SCHEDULE II

Selling Stockholders

Initial Selling Stockholders	Number of Firm Shares to be Sold
GEF Management Corporation	17,634

Global Environment Strategic Technology Partners, LP	864,166

Global Environment Capital Company, LLC	118,200

Option Selling Stockholders	Number of Additional Shares to be Sold
Global Environment Strategic Technology Partners, LP	50,000

Global Environment Technology Managers, LLC	182,366

John G. Hannon	100,000

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